SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement        |_| Confidential, for Use of the
                                           Commission Only
|X| Definitive Proxy Statement             (as permitted by Rule 14a-6(e)(2))

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               WVS Financial Corp.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:_____

      (2)   Aggregate number of securities to which transaction applies:________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:____________________

      (5)   Total fee paid:_____________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:_____________________________________________

      (2)   Form, schedule or registration statement no.:_______________________

      (3)   Filing party:_______________________________________________________

      (4)   Date filed:_________________________________________________________

                                                              September 24, 2004

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of WVS Financial Corp. The meeting will be held at the chapel at Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

      It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.

/s/ David J. Bursic                                        /s/ Donald E. Hook
David J. Bursic                                            Donald E. Hook
President and Chief Executive Officer                      Chairman of the Board

                               WVS FINANCIAL CORP.
                               9001 Perry Highway
                         Pittsburgh, Pennsylvania 15237
                                 (412) 364-1911

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 26, 2004

                                   ----------

      NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of WVS Financial Corp. (the "Company") will be held at the chapel at Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

      (1) To elect two (2) directors for a four-year term or until their successors are elected and qualified.

      (2) To ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2005; and

      (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      The board of directors has fixed September 8, 2004 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

                                             By Order of the board of directors

                                             /s/ Pamela M. Tracy
                                             -------------------
                                             Pamela M. Tracy
                                             Corporate Secretary

Pittsburgh, Pennsylvania
September 24, 2004

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                               WVS FINANCIAL CORP.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 26, 2004

      This proxy statement is furnished to holders of common stock, $.01 par value per share, of WVS Financial Corp. (the "Company"), the holding company of West View Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at the chapel at Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about September 24, 2004.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Pamela M. Tracy, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

      Only stockholders of record of the Company at the close of business on September 8, 2004 are entitled to notice of and to vote at the annual meeting and at any adjournment thereof. On the record date, there were 2,446,624 shares of common stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the annual meeting is required for the proposal to ratify the independent auditors for fiscal 2005. Abstentions are considered in determining the presence of a quorum and will not effect the plurality vote required for the election of directors but will have the effect of a vote against the proposal to ratify the independent auditors. Under rules applicable to broker-dealers, the proposals to be considered at the annual meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the annual meeting.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

      The Articles of Incorporation of the Company provide that the board of directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

      The nominees for director are not related to any other director or executive officer of the Company by blood, marriage or adoption, and the nominees currently serve as directors of the Company.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the persons named as nominees should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why the nominees listed below may not be able to serve as a director if elected.

      The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected as directors of the Company.

      The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

            Nominees for Director for Four-Year Term Expiring in 2008

                                          Principal Occupation During                                   Director
      Name               Age(1)               the Past Five Years                                         Since
----------------         ------     ---------------------------------------                             ---------
David J.  Bursic           42       Director;  President and Chief Executive  Officer of the              1998
                                    Company  and the  Savings  Bank since  June 1998;  prior
                                    thereto served as Senior Vice  President,  Treasurer and
                                    Chief  Financial  Officer of the Company and the Savings
                                    Bank  since  1992  and in  various  positions  with  the
                                    Company and the Savings Bank since 1985.




Donald E. Hook             75       Director;   Chairman  of  the  board  of   directors  of              1986
                                    Pittsburgh  Cut  Flower  Co.,   located  in  Pittsburgh,
                                    Pennsylvania.



The board of directors recommends you vote FOR election of the nominees for director.

             Members of the Board of Directors Continuing in Office

      Director Whose Term Expires in 2005

                                          Principal Occupation During                                   Director
      Name               Age(1)               the Past Five Years                                         Since
----------------         ------     ---------------------------------------                             ---------
John M. Seifarth           75       Director;  Retired,  former General  Manager of the Moon              1991
                                    Township Municipal Authority,  a water and sewer utility
                                    serving Moon  Township,  Pennsylvania.  Also serves as a
                                    Senior  Engineer  -  Consultant  to  Nicholas  &  Slagle
                                    Engineering, Inc.


      Directors Whose Term Expires in 2006

                                          Principal Occupation During                                   Director
      Name               Age(1)               the Past Five Years                                         Since
----------------         ------     ---------------------------------------                             ---------
David L. Aeberli           67       Director;  Funeral director of McDonald-Aeberli  Funeral              1985
                                    Home,  Inc.,  located  in Mars,  Pennsylvania.  Prior to
                                    January 1, 2003, Mr. Aeberli also served as President of
                                    McDonald-Aeberli Funeral Home, Inc.



Margaret VonDerau          63       Director;  Formerly served as Corporate Secretary of the              1993
                                    Company from July 1993 until October 31, 2003, as Senior
                                    Vice President of the Company from July 1993 until March
                                    31, 2003 and of the  Savings  Bank from 1990 until March
                                    31,  2003,  and as  Treasurer  of the  Company  and  the
                                    Savings Bank from June 1998 until March 31, 2003;  prior
                                    thereto served as Vice President and Corporate Secretary
                                    of the Savings Bank.



      Directors Whose Term Expires in 2007

                                          Principal Occupation During                                   Director
      Name               Age(1)               the Past Five Years                                         Since
----------------         ------     ---------------------------------------                             ---------
Arthur H. Brandt           64       Director; Retired, former Director,  President and Chief              1987
                                    Executive Officer of Brandt Excavating, Inc., located in
                                    Cranberry  Township,  Pennsylvania;  and retired  former
                                    Director,  President  and  Chief  Executive  Officer  of
                                    Brandt Paving, Inc.



Lawrence M. Lehman         52       Director; Owner/sole proprietor of Newton-Lehman Agency,              2002
                                    an insurance agency located in Pittsburgh, Pennsylvania.



----------
(1)   As of June 30, 2004.

Independence of the Company's Board of Directors

      It is the policy of the board of directors of the Company that a substantial majority of its directors be independent of the Company within the meaning of applicable laws and regulations and the listing standards of the Nasdaq Stock Market, Inc.

      Our board of directors has affirmatively determined that a majority of our directors are independent. The current independent directors are Messrs. Hook, Seifarth, Aeberli, Brandt and Lehman. Our board of directors also has affirmatively determined that each member of the audit committee and the compensation committee of the board of directors is independent within the meaning of applicable laws and regulations and the requirements of the Nasdaq Stock Market, Inc.

Nominations Process

      The Company's board of directors considers and evaluates nominees for the election of directors, subject to approval of a majority of the independent members of the board. As discussed above each of the current independent members of the board is independent within the meaning of the rules of the Nasdaq Stock Market, Inc. During fiscal 2004, the board met once in connection with nominations for director for the upcoming annual meeting.

      The board of directors considers candidates for director suggested by its members, as well as management and stockholders. A stockholder who desires to recommend a prospective nominee for the board should notify the Company's Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The board also considers whether to nominate any person nominated pursuant to the provision of the Company's articles of incorporation relating to stockholder nominations, which is described under "Stockholder Nominations" below. The board of directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

      The board of directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert", as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The board also may consider the extent to which the candidate would fill a present need on the board of directors.

      Once the board of directors has identified a prospective nominee, the board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the board with the recommendation of the prospective candidate, as well as the board member's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Stockholder Nominations

      Article 7.F of the Company's articles of incorporation governs nominations for election to the board of directors and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Company and the Savings Bank

      Regular meetings of the board of directors of the Company are held on a quarterly basis. The board of directors of the Company held a total of six regular and special meetings during the fiscal year ended June 30, 2004. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the fiscal year ended June 30, 2004, and the total number of meetings held by all committees on which he or she served during such year.

      Audit Committee. The board of directors of the Company has established an audit committee which consists of Messrs. Seifarth (Chairman), Aeberli, Brandt, Hook and Lehman all of whom are outside directors. The audit committee meets with the Company's internal auditor, engages the Company's external auditors and reviews their reports. The audit committee meets quarterly and met four times during fiscal 2004. The members are independent as defined in Rule 4200 of the listing standards of the Nasdaq Stock Market.

      The board of directors has determined that Mr. Seifarth, a member of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and
(v) an understanding of audit committee functions.

      The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933.

      The board of directors adopted an updated audit committee charter, a copy of which is attached to this proxy statement as Appendix A.

Relationship with Independent Auditors

      The audit committee of the board of directors appointed S.R. Snodgrass, A.C. as the independent auditors to audit the Company's financial statements for the year ending June 30, 2005. The audit committee considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2004 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2005.

      The  following  table  sets  forth the  aggregate  fees paid by us to S.R.
Snodgrass for professional services rendered by S.R. Snodgrass in connection with the audit of the Company's consolidated financial statements for fiscal 2004 and 2003, as well as the fees paid by us to S.R. Snodgrass for audit-related services, tax services and all other services rendered by S.R. Snodgrass to us during fiscal 2004 and 2003.

                                                         Year Ended June 30,
                                                      --------------------------
                                                       2004               2003
                                                      -------            -------
Audit fees (1) ...........................            $44,753            $42,550
Audit-related fees .......................                 --                 --
Tax fees (2) .............................             11,150             10,850
All other fees ...........................                 --                 --
                                                      -------            -------
    Total ................................            $55,903            $53,400
                                                      =======            =======

----------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements, reporting on management's assertion regarding the effectiveness of internal controls, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.

(2) Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

      The audit committee selects the Company's independent auditors and pre-approves all audit services to be provided by it to the Company. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent auditors in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if:
(i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided;
(ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

      Each new engagement of S.R. Snodgrass was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

      Report of the Audit Committee. In accordance with rules adopted by the Securities and Exchange Commission, the audit committee of the board of directors of the Company makes this report for the year ended June 30, 2004.

      The audit committee of the board of directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. During fiscal 2004, the audit committee was composed of five directors, each of whom is independent as defined by the listing standards of the Nasdaq Stock Market. The audit committee operates under a written charter approved by the board of directors.

      Management is responsible for the Company's internal controls and financial reporting process. The independent accountants, S.R. Snodgrass, A.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the audit committee reviewed the audit plans, audit scope and audit risks with both S.R. Snodgrass and the Company's internal audit department. The audit committee met with management and S.R. Snodgrass to review and discuss the June 30, 2004 financial statements. The audit committee also discussed with S.R. Snodgrass the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also received written disclosures from S.R. Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with S.R. Snodgrass the firm's independence.

      Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of the representations of management and the independent accountants, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, to be filed with the Securities and Exchange Commission.

      The audit committee and the board of directors considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2004 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2005.

                                                     John M. Seifarth (Chairman)
                                                     David L. Aeberli
                                                     Arthur H. Brandt
                                                     Donald E. Hook
                                                     Lawrence M. Lehman

      The board of directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended June 30, 2004, the board of directors of the Savings Bank met 12 times. The board of directors of the Savings Bank has established the following committees:

      Loan Committee. The loan committee of the Savings Bank consists of Messrs. Aeberli (Chairman), Brandt, Hook, Lehman, Seifarth and Mrs. VonDerau, and from management, Mr. Bursic. The loan committee, which approves all loans originated by the Savings Bank, meets monthly and met 12 times during fiscal 2004.

      Finance Committee. The finance committee of the Savings Bank consists of Messrs. Hook (Chairman), Aeberli, Brandt, Lehman and Mrs. VonDerau, and from management, Messrs. Bursic and Keith Simpson. The finance committee, which approves all securities purchased by the Company and the Savings Bank, meets at least quarterly and met 7 times during fiscal 2004.

      In addition to the committees described above, the Savings Bank has also established other committees which consist of members of the Board and which meet as required. These committees include: an audit committee, an executive committee, a compensation committee, a classification of assets review committee, a Community Reinvestment Act committee and a nominating committee.

      The Company has also established an executive committee and a finance committee, as well as a compensation committee.

Executive Officers Who Are Not Directors

      Set forth below is information with respect to the principal occupation during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors.

      Keith A. Simpson. Age 47. Mr. Simpson has been Treasurer of the Company and the Savings Bank since April 2003 and Vice President and Chief Accounting Officer of the Company and the Savings Bank since November 2002. Previously, Mr. Simpson was Controller and Assistant Treasurer of the Savings Bank since October 1995.

      Bernard P. Lefke. Age 53. Mr. Lefke has been Vice President of Savings of the Savings Bank since February 1991. Previously, Mr. Lefke was an Assistant Vice President and Branch Manager of the Savings Bank since 1981.

      Jonathan D. Hoover. Age 36. Mr. Hoover has been Vice President of Bank Operations of the Savings Bank since April 2003. Previously, Mr. Hoover was Vice President Community Banking of the Savings Bank since October 2001. Prior thereto, Mr. Hoover was Assistant Vice President, Branch Coordinator since October 1996.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director of the Company, and (iii) all directors and executive officers of the Company and the Savings Bank as a group.

                                       Amount and Nature
      Name of Beneficial                 of Beneficial
      Owner or Number of                Ownership as of             Percent of
       Persons in Group             September 8, 2004(1)(2)        Common Stock
      ------------------            -----------------------        ------------

WVS Financial Corp. Employee                226,765(3)                  9.2%
Stock Ownership Plan
9001 Perry Highway
Pittsburgh, Pennsylvania 15237

Directors:
David L. Aeberli                             43,193(3)(4)               1.7%
Arthur H. Brandt                             44,773(5)                  1.8%
David J.  Bursic                            169,104(3)(6)               6.8%
Donald E. Hook                               30,500(3)(7)               1.2%
Lawrence M. Lehman                            5,583(8)                  0.2%
John M. Seifarth                             28,454(9)                  1.1%
Margaret VonDerau                           104,926(10)                 4.2%

All directors and                           481,108(11)                19.4%
 executive officers as a
 group (10 persons)

----------
(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3) Messrs. Bursic, Aeberli and Hook are trustees (the "Trustees") of the trust created pursuant to WVS Financial Corp. Employee Stock Ownership Plan and Trust ("ESOP"). The indicated holdings represent shares held in the ESOP which have been allocated to participating employees and will be voted at the direction of the participant, for which the Trustees disclaims beneficial ownership. Does not include shares held in trusts under other employee benefit plans of the Company and the Savings Bank which hold common stock on behalf of employee participants of such plans for which the Trustees also serve as trustees as follows: 29,739 shares of common stock held pursuant to the Company's deferred compensation plan, which are voted by the Trustees pursuant to plan; 1,170 shares of common stock held pursuant to the Company's recognition and retention plans and trusts, of which 1,170 shares have been allocated to directors and employees. Under the terms of the recognition plans, the Trustees will vote allocated shares at the direction of recipients and unallocated shares in the same proportion as it receives instructions from recipients with respect to allocated shares. The Trustees will not vote allocated shares in the recognition plans if they do not receive instructions from the recipient; 75,505 shares of common stock were held pursuant to the Savings Bank's profit sharing plan, which are voted at the direction of participants. The Trustees will vote allocated shares of common stock held in the profit sharing plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants. The shares of common stock beneficially owned by the Trustees or by all directors and executive officers as a group does not include the shares held by trusts for employee benefit plans.

(4) Includes 12,000 shares held jointly with Mr. Aeberli's wife, 4,110 shares held solely by Mr. Aeberli's wife, 9,480 shares held by the McDonald Aeberli Funeral Home, Inc. profit sharing plan for the benefit of Mr. Aeberli and his wife and 1,903 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(5) Includes 13,160 shares held by the Company's deferred compensation plan and 703 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the record date.

(6) Includes 60,494 shares held jointly with Mr. Bursic's wife, 9,738 shares held solely by Mr. Bursic's wife, 200 shares held by Mr. Bursic's children, 631 shares held by the Company's deferred compensation plan, 11,796 shares held by the Savings Bank's profit sharing plan, 21,678 shares held for the account of Mr. Bursic in the ESOP and 22,920 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(7) Includes 5,600 shares held jointly with Mr. Hook's wife, 10,310 shares held by the Company's deferred compensation plan and 305 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(8) Includes 1,791 shares held by Mr. Lehman's wife and 2,001 shares held in the Newton-Lehman Agency profit sharing plan.

(9) Includes 2,400 shares held jointly with Mr. Seifarth's wife, 5,638 shares held by the Company's deferred compensation plan and 1,503 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(10) Includes 34,061 shares held by the Savings Bank's profit sharing plan, 23,122 shares held for the account of Mrs. VonDerau in the ESOP and 100 shares held in an estate trust for which Mrs. VonDerau is a trustee.

(11) Includes on behalf of directors and executive officers as a group, 58,467 shares held by the Savings Bank's profit sharing plan, 480 shares held by the recognition and retention plans and trusts, 68,475 shares held in the ESOP, 29,739 shares held in the Company's deferred compensation plan and 35,530 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 2004 to the Chief Executive Officer. No other executive officer of the Company and its subsidiaries had total compensation during the last fiscal year which exceeded $100,000.

                           Summary Compensation Table

===========================================================================================
                                            Annual Compensation
-------------------------------------------------------------------------------------------
          Name and             Fiscal                                      All Other
     Principal Position         Year     Salary(1)(2)       Bonus       Compensation (3)
-------------------------------------------------------------------------------------------
David J. Bursic                 2004       $201,600        $30,000          $24,365
President and Chief             2003        192,000         32,000           22,313
Executive Officer               2002        175,200         43,800           22,820
===========================================================================================

(1)   Includes compensation for service as a director.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) In fiscal 2004, represents the fair market value of the allocation of shares of common stock pursuant to the Company's ESOP.

Stock Options

      The following table sets forth certain information concerning exercises of stock options by the named executive officer during the fiscal year ended June 30, 2004 and options held at June 30, 2004.

                 Aggregate Option Exercises in Last Fiscal Year
                           and Year End Option Values

=================================================================================================================
                                              Number of Unexercised Options      Value of Unexercised Options at
                    Shares                            at Year End                          Year End(1)
                 Acquired on      Value       -------------------------------------------------------------------
      Name         Exercise      Realized     Exercisable    Unexercisable      Exercisable        Unexercisable
-----------------------------------------------------------------------------------------------------------------
David J. Bursic       --            --          22,920            --              $69,034               --
=================================================================================================================

(1)   Based on a per share market price of $17.61 at June 30, 2004.

      The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of June 30, 2004.

                      Equity Compensation Plan Information

=========================================================================================================================
                                                                                        Number of securities remaining
                                   Number of securities to be     Weighted-average       available for future issuance
                                     issued upon exercise of      exercise price of     under equity compensation plans
                                      outstanding options,      outstanding options,    (excluding securities reflected
          Plan Category                warrants and rights       warrants and rights         in the first column)
-------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders                 43,726                    $14.99                         --
-------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders                   --                        --                           --
-------------------------------------------------------------------------------------------------------------------------
Total                                        43,726                    $14.99                         --
=========================================================================================================================

Director Compensation

      During fiscal 2004, directors of the Company and the Savings Bank who are not executive officers ("outside directors") received an annual fee of $18,000 ($21,600 for the Chairman of the Board).

      Directors' Stock Option Plan. The Company has adopted the 1993 Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company. Pursuant to the Directors' Plan, each director of the Company who is not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 10,000 split adjusted shares of common stock at the actual purchase price of a share of common stock in the Company's initial public stock offering in November 1993. In addition, a compensatory stock option to purchase 400 split adjusted shares of common stock was granted to each non-employee director on each anniversary of the date of the Company's initial public offering with an exercise price equal to the fair market value of a share of common stock on such date for as long as shares were available under the plan. Further, each new non-employee director of the Company or the Savings Bank received a compensatory stock option to purchase 1,000 shares of common stock upon election to the board of directors with an exercise price equal to the fair market value of a share of common stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable six months from the date of grant. No shares of common stock remain available for future grant under the Directors' Plan.

      Directors' Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation plan for its directors whereby directors can elect to defer all or a portion of their directors' fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the board of directors.

      The deferred compensation plan provides that amounts deferred thereunder may be paid in shares of common stock based on the then-existing value of the amount of common stock, including fractional shares, which could have been purchased with the percentage of a director's deferred account that the director elected to have valued as though it were invested in common stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of common stock. The trust uses such funding to acquire shares of common stock on the open market. The shares of common stock held in the trust are voted by an independent trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Compensation Committee

      The Compensation Committee of the board of directors determines compensation for executive officers. During the fiscal year ended June 30, 2004, the members of the Committee were Messrs. Hook (Chairman), Aeberli, Brandt, Lehman and Seifarth. No member of the Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Committee with respect to compensation for the Chief Executive Officer for the fiscal year ended June 30, 2004 is set forth below.

Report of the Compensation Committee

      In determining senior management compensation levels, including base salaries and performance bonuses, the Compensation Committee reviewed the performance of each senior officer against various objectives and financial performance targets such as: income, expenses, operating margins, return on assets and return on equity. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth in light of economic conditions experienced during the fiscal year. Peer group compensation surveys provide additional information to support the compensation planning process.

      In the July 2004 issue of U.S. Banker Magazine, the Company's 14.3% 3-year average return on equity was ranked #44 of the Nation's Top 200 Publicly Traded Community Banks. The Compensation Committee believes that the Company's strong return on equity, a cash dividend yield of 3.63% compared to the federal funds target rate of 1.25% and strong operating ratios contributed to the Company's 149% market premium to book value at June 30, 2004.

      Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. Discretionary annual performance bonuses have been paid in past years based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success. The Compensation Committee, after taking into consideration the factors discussed above, paid Mr. Bursic a performance bonus of $30,000 for his contributions in fiscal 2004. Mr. Bursic's base salary was increased to $215,000 effective July 1, 2004.

                                                        Donald E. Hook, Chairman
                                                        David L. Aeberli
                                                        Arthur H. Brandt
                                                        Lawrence M. Lehman
                                                        John M. Seifarth

Performance Graph

      The following graphs compare the yearly cumulative total return on the common stock over the ten and five years ended June 30, 2004 with (i) the Center for Research in Security Prices ("CRSP") S&P 500 Index, (ii) the Nasdaq Stock Market Bank Stocks Total Return Index, (iii) the Nasdaq Stock Market Financial Stocks Total Return Index, and (iv) the CRSP Total Return Index for the Nasdaq Stock Market (for United States companies). The Nasdaq Financial Stocks index was added in order to include a broader range of financial services companies, such as savings institutions that are not commercial banks. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                                 [GRAPH OMITTED]

                                                       PERIOD ENDING
        INDEX              11/30/1993   6/30/1994   6/30/1995   6/30/1996   6/30/1997   6/30/1998
-------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP.          100.00       155.44      170.78      235.27      326.33      430.73
NASDAQ FINANCIAL STOCKS      100.00       107.50      122.98      160.17      234.60      305.24
S & P 500                    100.00        97.79      123.47      155.67      209.73      273.85
NASDAQ BANK STOCKS           100.00       109.99      124.25      161.86      253.05      351.03
CRSP TOTAL NASDAQ (US)       100.00        93.91      125.32      160.88      195.67      257.61


                                                       PERIOD ENDING
        INDEX              6/30/1999   6/30/2000   6/30/2001   6/30/2002   6/30/2003   6/30/2004
------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP.          419.68      332.35      416.60      483.51      564.29      564.38
NASDAQ FINANCIAL STOCKS      314.67      247.85      334.55      374.25      393.38      483.39
S & P 500                    336.02      361.02      308.25      252.59      253.82      302.53
NASDAQ BANK STOCKS           346.73      284.42      394.95      443.13      449.87      539.21
CRSP TOTAL NASDAQ (US)       369.94      546.89      296.96      202.29      224.60      283.09

                                 [GRAPH OMITTED]

                                                                   PERIOD ENDING
                               -----------------------------------------------------------------------------------
     INDEX                       6/30/1999      6/30/2000     6/30/2001     6/30/2002      6/30/2003     6/30/2004
------------------------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP.                100.00          80.26        101.86        119.32         140.44        141.47
NASDAQ FINANCIAL STOCKS            100.00          78.77        106.32        118.93         125.01        153.62
S & P 500                          100.00         107.44         91.74         75.17          75.54         90.04
NASDAQ BANK STOCKS                 100.00          82.03        113.91        127.80         129.75        155.51
CRSP TOTAL NASDAQ (US)             100.00         147.83         80.27         54.68          60.71         76.52

Employment Agreements

      The Company and the Savings Bank (collectively the "employers") maintain an employment agreement with Mr. David J. Bursic. The employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the employers for a term of three years with a current salary of $215,000. Such salary may be increased at the discretion of the board of directors from time to time, but may not be decreased during the term of the employment agreement without the prior written consent of the executive. The term of Mr. Bursic's employment agreement shall be extended each day for an additional day unless the employers or the executive elects, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

      The employment agreement is terminable with or without cause by the employers. The executive shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability, retirement or death, provided, however, that (i) in the event that the executives terminate their employment because of failure of the employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to his employment following a Change of Control of the Company, as defined, Mr. Bursic will be entitled to a cash severance amount equal to three times his base salary, and a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until the executive obtains full-time employment with another employer.

      Although the above-described employment agreement could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasadaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock.

      Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 2004, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

Transactions With Certain Related Persons

      Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

      The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 2004, two of the Savings Bank's directors and executive officers or members of their immediate families or affiliates had aggregate loan balances in excess of $60,000, which amounted to approximately $380,334 in the aggregate. All such loans were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The board of directors of the Company has appointed S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the annual meeting.

      The Company has been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      The board of directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as independent auditors for the fiscal year ending June 30, 2005.

                              STOCKHOLDER PROPOSALS

      Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2005, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Corporate Secretary, no later than May 27, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company's articles of incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the board of directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of common stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company's articles of incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than August 27, 2005.

                                 ANNUAL REPORTS

      A copy of the Company's annual report to stockholders for the year ended June 30, 2004 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

      Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's annual report on Form 10-K for the fiscal year ended June 30, 2004 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Pamela M. Tracy, Investor Relations Manager and Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

      Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The board of directors has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Chairman of the Board of Directors, c/o Pamela M. Tracy, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237.

      The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A

                               WVS FINANCIAL CORP.

                             AUDIT COMMITTEE CHARTER
                             -----------------------

Statement of Purpose
--------------------

      The Audit Committee shall assist the WVS Financial Corp. (the "Company") Board of Directors in fulfilling its oversight responsibility to the Company's current and potential shareholders and the investment community relating to: the accounting and financial reporting practices of the Company; the retention of a qualified and independent registered public accounting firm; the independent audit of the Company's financial statements; the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company; management's establishment and maintaining of processes to assure that an adequate system of internal control is functioning within the Company; and compliance with applicable laws, regulations, and Company policies. This Charter shall be reviewed and approved annually by the Audit Committee.

Composition and Membership
--------------------------

      The Audit Committee shall be comprised of at least three (3) Directors. Each member of the Committee shall be (i) "independent" under the applicable requirements of the NASDAQ Stock Market, as interpreted by the Board of Directors of the Company, (ii) "independent" as defined under Rule 10A-3 of the Securities Exchange Act of 1934, and (iii) a "non-employee" director as defined under Section 16b-3 under the Securities Exchange Act of 1934. It shall be the responsibility of the Company's Board of Directors to determine, in its judgment, whether a member is independent of management and free from any relationship or service to the Company that might interfere with their exercise of independent judgment in carrying out their responsibilities as a Committee member.

      It shall be the responsibility of each Director to immediately disclose to the Audit Committee Chairman any relationship that, either in fact or in appearance, might impact the independent judgment of the Director in their service as a member of the Audit Committee.

      Notwithstanding the above independence requirements, one Director who is not a current employee or an immediate family member of an employee may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the Director is in the best interests of the Company and its shareholders. If such a Director is appointed to the Audit Committee, the Company shall disclose the nature of the Director's relationship and the reasons for the Board's determination in the next annual proxy statement subsequent to such determination and shall not serve longer than two years nor serve as Audit Committee Chairman.

      Each member of the Audit Committee must also be financially literate, defined as the ability to read and understand fundamental financial statements, including a Company's balance sheet, income statement and cash flow statement. Additionally, at least one Audit Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication. Exceptions to the foregoing shall be made only with the consent of the Board of Directors and in conformity with the applicable requirements of the NASDAQ Stock Market.

      Appointments to the Committee shall be made by the Board and shall conform to all applicable legal and regulatory criteria, as appropriate under the circumstances. Members shall be appointed annually for a term of one (1) year. The Chairman of the Committee will be chosen by the Board. The Chairman shall preside over the meetings of the Committee and may call special meetings, in addition to those regularly scheduled, and will report to the Board the actions and recommendations of the Committee.

      The Committee may have in attendance such representatives of Company management, Internal Audit, the independent auditor, or others as it may deem necessary to provide the necessary information to carry out its duties.

Responsibilities and Authorized Actions
---------------------------------------

      In  fulfilling  its   responsibilities,   the  Audit  Committee  shall  be
responsible for and authorized to carry out the following functions:

Independent Audit

o Retain, compensate and oversee any registered public accounting firm engaged for the Company for the purpose of preparing or issuing an audit report or performing any other audit, review or attestation service for the Company. Although Company management will be involved in the selection process, the Audit Committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor.

o Ensure that independent auditors submit to the Audit Committee written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

o Maintain an active dialogue with the independent auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the independent auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the auditors' independence.

o Prior to commencement of each annual audit of the Company, meet and review with the independent auditor the scope of their audit procedures to be provided to the Company or its subsidiaries. Consider the need for expansion of the audit into areas of particular concern to the Directors.

o Concurrent with the completion of each annual audit, meet and review with the independent auditor and management the results of the audit and the form and content of the published annual financial statements.

o Resolve any disagreements between Company management and the independent auditor regarding financial reporting.

o Establish procedures for the pre-approval of all non-audit services provided by the Company's independent auditors.

Internal Audit

o     Establish the duties and responsibilities of Internal Audit.

o Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Auditor.

o Approve the risk assessment methodology and scope of the annual Internal Audit plan of the Company for the ensuing year and concur with significant changes in planned activities. Consider the need for expansion of audits into areas of particular concern to the Directors.

o Periodically review the adequacy of Internal Audit resources and the competency/ qualifications of individuals assigned to the function, or alternatively, the competency/qualifications of the Internal Audit vendor.

o Ascertain that a coordinated audit effort exists between the independent auditor and the Internal Audit function for the annual audit of the Company in order to assure completeness of coverage, reduction of redundant efforts, and effective use of audit resources. Provide an open avenue of communication between the independent auditor, Internal Audit, and the Board in order to maintain their independence from management of the Company and assist them in performing their respective functions.

o Resolve any disagreements between Company management and the internal audit function or vendor regarding internal audit findings.

Financial Reporting and Internal Controls

o Cause the independent auditor to conduct an interim financial review in accordance with the Company's due diligence process for the certification of SEC filings and to discuss with the Company's Audit Committee Chairman, the Internal Auditor, and management any matters relating to significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

o Review the audit and management internal control reports rendered by the independent auditor and Internal Audit with particular concern for any qualifications or significant findings noted in their reports. Ascertain that Company management has replied to issues raised in such reports and obtain satisfaction that corrective action is taken when deemed necessary. Ascertain that Internal Audit follows up to determine that corrective action was taken and is achieving the desired results.

o Through periodic meetings with the independent auditor, Internal Audit, regulators, and appropriate company management:

            - Determine the adequacy and effectiveness of accounting and financial controls within the Company and elicit any recommendations for any areas in which new or more detailed control procedures are desirable. Particular emphasis should be given to reviewing the adequacy of such controls in the areas of ethical conduct and conflicts of interest, regulatory requirements, and financial reporting procedures.

            - Review the potential impact of recent and prospective pronouncements and developments in accounting and regulatory matters on the Company's financial statements and accounting policies.

            - Discuss with the independent auditor their judgments about the quality of the Company's accounting principles as applied in its financial reporting, including matters relating to the consistency of application of the Company's accounting policies and the clarity, consistency, and completeness of the accounting information contained in the financial statements and related disclosures.

            - Inquire as to any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

            - Inquire as to significant risks or potential exposures and assess the steps management has taken to monitor such risk to the Company.

Other

o Review and approve any related party transactions, as defined within SEC Regulation S-K Items 404(a) and 404(b), and potential conflicts of interest as arising within the context of the Company's Ethics Policy. These matters may be brought to the attention of the Committee.

o Conduct or authorize investigations and inquiries into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain its own independent counsel, accountants, or other consultants to assist in the conduct of any investigation or to perform other special assignments on behalf of the Committee. The Company shall provide the Committee with the appropriate funding, as determined by the Committee, for the compensation of any such advisers employed by the Committee and for such ordinary administrative expenses that are necessary or appropriate in carrying out the duties of the Committee.

o Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concern regarding questionable accounting or auditing matters.

o Do such other things and take such other actions as, in the judgment of the Committee, are necessary or prudent to fulfill the responsibilities of the Committee.

Meetings
--------

      The Audit Committee shall meet as frequently as the Committee shall deem necessary, but no less than four (4) times per year. Special meetings may be called by the Committee Chairman as deemed necessary. The operation of the Committee, including matters with respect to written actions without a meeting, waiver of notice, quorums and voting requirements, shall be governed by the Company's Bylaws.

Reporting to Board of Directors
-------------------------------

      The Committee shall report as to its activities to the Board of Directors and, where appropriate, its recommendations for action by the Board at their next meeting subsequent to that of the Committee. Certain action by the Committee may be similarly reported to the Board of Directors for approval or ratification.

REVOCABLE PROXY

                               WVS FINANCIAL CORP.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2004 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned, being a stockholder of the Company as of September 8, 2004, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.    ELECTION OF DIRECTORS

          |_|   FOR the nominees listed           |_|  WITHHOLD AUTHORITY
                below (except as marked                to vote for the nominees
                to the contrary below)                 listed below

Nominees for four-year term: David J. Bursic and Donald E. Hook

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2005.

          |_| FOR                 |_| AGAINST                |_| ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                    Dated: ________, 2004


                                    _____________________

                                    _____________________
                                    Signature(s)

                                    Please sign this exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 WVS letterhead

                               September 24, 2004

TO: Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                   Sincerely,

                                                   /s/ David J. Bursic
                                                   -------------------
                                                   David J. Bursic
                                                   President

                               WVS FINANCIAL CORP.

      The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust ("ESOP") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of September 8, 2004, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.    ELECTION OF DIRECTORS

           |_|  FOR the nominees listed           |_|  WITHHOLD AUTHORITY
                below (except as marked                to vote for the nominees
                to the contrary below)                 listed below

Nominees for four-year term: David J. Bursic and Donald E. Hook

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2005.

         |_| FOR                    |_| AGAINST                   |_| ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                                        Dated: ________, 2004


                                                        ________________________
                                                                Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominees for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                 WVS letterhead

                               September 24, 2004

TO:   Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustees in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                   Sincerely,

                                                   /s/ David J. Bursic
                                                   -------------------
                                                   David J. Bursic
                                                   President

                               WVS FINANCIAL CORP.

      The undersigned hereby instructs the Trustees of the Profit Sharing Plan ("Profit Sharing Plan") of West View Savings Bank to vote, as designated below, all the shares of Common Stock of WVS Financial Corp. (the "Company") held pursuant to the Profit Sharing Plan on behalf of the undersigned as of September 8, 2004, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.    ELECTION OF DIRECTORS

          |_|  FOR the nominees listed          |_|  WITHHOLD AUTHORITY
               below (except as marked               to vote for the nominees
               to the contrary below)                listed below

Nominees for four-year term: David J. Bursic and Donald E. Hook

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2005.

         |_| FOR                    |_| AGAINST                   |_| ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                                        Dated: ________, 2004


                                                        ________________________
                                                               Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominees for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                 WVS letterhead

                               September 24, 2004

TO: Persons Granted Restricted Stock Under the Recognition and Retention Plans of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Recognition and Retention Plans and Trusts ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                                   Sincerely,

                                                   /s/ David J. Bursic
                                                   -------------------
                                                   David J. Bursic
                                                   President

                               WVS FINANCIAL CORP.

      The undersigned hereby instructs the Trustees of the Recognition and Retention Plan and Trusts ("Recognition Plans") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plans to the undersigned as of September 8, 2004, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 26, 2004 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.    ELECTION OF DIRECTORS

         |_|  FOR the nominees listed            |_|  WITHHOLD AUTHORITY
              below (except as marked                 to vote for the nominees
              to the contrary below)                  listed below

Nominees for four-year term: David J. Bursic and Donald E. Hook

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2005.

         |_| FOR                  |_| AGAINST                   |_| ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

      The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                                         Dated: ________, 2004


                                                         _______________________
                                                                Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominees for Director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants in the Recognition Plans.